13. PREPAID EXPENSES AND OTHER CURRENT ASSETS (Details) - CAD CAD in Thousands		Dec. 31, 2017	Dec. 31, 2016
Prepaid Expenses And Other Current Assets
Prepaid expenses	[1]	CAD 3,848	CAD 4,534
Income tax recoverable		945	51,799
Inventory	[2]	2,998	3,917
Deferred charges	[3]	543	603
Other		169	254
Prepaid expenses and other current assets		CAD 8,503	CAD 61,107

[1]	Prepaid expenses were primarily comprised of prepaid satellite in-orbit insurance, prepaid general liability insurance and prepaid license fees.
[2]	As at December 31, 2017, inventory consisted of $2.3 million of finished goods (December 31, 2016 - $3.3 million) and $0.7 million of work in process (December 31, 2016 - $0.6 million). During the year, $11.7 million was recognized as cost of equipment sales and recorded as an operating expense (December 31, 2016 - $9.8 million, December 31, 2015 - $13.1 million).
[3]	Deferred charges included deferred financing charges relating to the Revolving Credit Facility.